EXHIBIT 4.2

NUMBER	SHARES COMMON STOCK

STONELEIGH PARTNERS ACQUISITION CORP.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP ___________

This certifies that	SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.0001 PER
SHARE, OF

STONELEIGH PARTNERS ACQUISITION CORP.

(hereinafter called the “Corporation”), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation (copies of which are on file at the office of the Transfer Agent of the Corporation), to all of which the holder by acceptance hereof assents. The Corporation will be forced to liquidate if it is unable to complete a business combination within 24 months from the consummation of its initial public offering all as more fully described in the Corporation’s final prospectus dated ________, 2007.

This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Transfer Agent	By:__________________	By:__________________
Authorized Officer	Assistant Secretary	President

STONELEIGH PARTNERS ACQUISITION CORP.
CORPORATE
SEAL
2005
DELAWARE
*

STONELEIGH PARTNERS ACQUISITION CORP.

The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights or each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - _________ Custodian _________ (Cust) (Minor) under Uniform Gifts to Minors Act ___________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________

____________________________________________________________________________________________

_______________________________________________________________________________________shares of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint ______ _____________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

____________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company’s liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.